Securities And Exchange Commission
Washington, DC 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of earliest event reported: December 31, 2002

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Windy Ridge Parkway, Suite 700, Atlanta, Georgia 30339
(Address, Including Zip Code, of Principal Executive Offices)

(770) 955-7070
(Registrant’s Telephone Number, Including Area Code)

This Form 8-K/A amends Registrant’s previously filed Form 8-K, which was dated and filed on January 15, 2003. This document includes the financial statements and pro forma financial information that had been omitted from the previously filed Form 8-K as permitted by Item 7(a)(4) of Form 8-K.

SIGNATURES
Ex-23.1 Consent of Ernst & Young LLP
Ex-99.1 Financial Statements of Business Acquired
Ex-99.2 Pro Forma Financial Information

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

                  The following audited and unaudited consolidated financial statements for Logistics.com, Inc. are attached hereto as Exhibit 99.1:

                  Report of Independent Auditors

                  Consolidated Balance Sheets as of December 31, 2002 and 2001 and September 30, 2002 (unaudited)

                  Consolidated Statement of Operations for the year ended December 31,
                  2002, the period from August  25, 2001 to December 31, 2001 and the period from January 1, 2001 to August 24, 2001 and the nine months ended September 30, 2002 (unaudited)

                  Consolidated Statement of Preferred Stock and Stockholders' Deficit at December 31, 2002 and 2001

                  Consolidated Statement of Cash Flows for the year ended December 31,
                  2002, the period from August  25, 2001 to December 31, 2001 and the period from January 1, 2001 to August 24, 2001 and the nine months ended September 30, 2002 (unaudited)

                  Notes to Consolidated Financial Statements

     (b)  Pro Forma Financial Information.

     The following unaudited pro forma combined financial statements for Manhattan Associates, Inc. are attached hereto as Exhibit 99.2:

                  Unaudited Pro Forma Combined Balance Sheet as of September 30, 2002

                  Unaudited Pro Forma Combined Statement of Operations for the Nine Months Ended September 30, 2002

                  Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2001

                  Notes to Unaudited Pro Forma Financial Information

     (c)  Exhibits.

     The following exhibits are furnished in accordance with Item  601 of Regulation S-K.

*2.1	Asset Purchase Agreement, dated December 13, 2002, by and among Manhattan Associates, Inc. and Logistics.com, Inc.

23.1	Consent of Ernst & Young LLP with respect to financial statements

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

*	Previously filed

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manhattan Associates, Inc.

	By:	/s/ Edward K. Quibell Edward K. Quibell Senior Vice President and Chief Financial Officer

Dated: March 17, 2003